United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 9, 2010	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

On December 9, 2010, Comtech Telecommunications Corp. (the “Company”) held its 2010 Annual Meeting of Stockholders. The following proposals were voted on at the meeting, with the following results:

Proposal No. 1. All nominees for election to the Board of Directors listed in the proxy statement for the 2010 Annual Meeting were elected as follows:

Nominee	For	Withheld	Broker Non-Votes
Fred Kornberg	21,681,610	1,673,715	1,821,946
Edwin Kantor	21,325,792	2,029,533	1,821,946

Proposal No. 2. The non-binding ratification of the appointment of KPMG LLP as independent registered public accounting firm of the Company for the fiscal year ending July 31, 2011 was approved at the meeting by the following votes:

For	Against	Abstain
23,819,776	1,342,248	15,247

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH TELECOMMUNICATIONS CORP.

Dated: December 9, 2010

By:	/s/ Michael D. Porcelain
Name: Michael D. Porcelain
Title: Senior Vice President and
Chief Financial Officer